As filed with the Securities and Exchange Commission on December 21, 2012

Securities Act File No. 333-148826

Investment Company Act File No. 811-22175

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 122	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 123	☒

(Check appropriate box or boxes)

ALPS ETF TRUST

(Exact Name of Registrant as Specified in its Charter)

1290 Broadway

Suite 1100

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 623-2577

Registrant’s Telephone Number

Tané T. Tyler, Esq.

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

(Name and Address of Agent for Service)

Copy to:

Stuart M. Strauss, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☒	On (January 17, 2013) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☒	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

[ALPS® LOGO]

ALPS ETF TRUST

VelocityShares Tail Risk Hedged Large Cap ETF ([NASDAQ]: XXXX)

VelocityShares Volatility Hedged Large Cap ETF ([NASDAQ]: XXXX)

PROSPECTUS

Month XX, 2013

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

VelocityShares Tail Risk Hedged Large Cap ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the VelocityShares Tail Risk Hedged Large Cap Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
–
Other expenses[1]	0.XX	%
Acquired fund fees and expenses[1]	0.XX	%
Total annual Fund operating expenses	0.XX	%

1	Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance.

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Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek to match the performance of the VelocityShares Tail Risk Hedged Large Cap Index. The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“The Underlying Index ETFs”). The Fund will seek to achieve its investment objective by investing at least 80 % of its total assets in Underlying Index ETFs.

The Underlying Index reflects the performance of a portfolio providing exposure to:

(1) A large cap equity portfolio, consisting of the three Underlying Index ETFs listed below which track the Standard & Poors’ 500 Index (the “S&P 500,” with the Underlying Index ETFs tracking the S&P 500 being the “Underlying Large-Cap ETFs”); and

(2) A volatility strategy to hedge “tail risk” events (which are market events that occur rarely but may result in severe negative market performance when they do occur) in the S&P 500, consisting of the two Underlying Index ETFs listed below which utilize futures contracts, swap agreements and other financial investments to gain leveraged or inverse positions on the S&P 500 VIX Short-Term Futures Index (the “Short-Term VIX Futures;” with such Underlying Index ETFs being the “Underlying Volatility ETFs”). The “VIX” refers to the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index. The VIX is designed to measure the market’s expectation of 30-day volatility in the S&P 500. The Short-Term VIX Futures measures the movements of a combination of VIX futures contracts and is designed to track changes for the VIX one month in the future.

The Underlying Index consists of an 85% allocation to the Underlying Large-Cap ETFs (split evenly between each Underlying Large-Cap ETF) and a 15% allocation to the Underlying Volatility ETFs (such allocation being the “Volatility Component”). The Underlying Index is rebalanced monthly to reset the allocations to the Underlying Large-Cap ETFs and the Volatility Component to 85% and 15%, respectively. The Underlying Index’s allocation between Underlying Index ETFs is designed to reflect the performance of the S&P 500 while also providing a hedging exposure against “tail risk” events on the S&P 500.

The Underlying Index ETFs and their investment exposure are set forth below:

Underlying Index ETFs

Name	Investment Adviser	Ticker Symbol	Underlying Index	Investment exposure (before fees and expenses)
Underlying Large-Cap ETFs
SPDR S&P 500 ETF Trust	PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”)	SPY	S&P 500 Index	Tracking of S&P 500 Index
Vanguard S&P 500 ETF	The Vanguard Group, Inc.	VOO	S&P 500 Index	Tracking of S&P 500 Index
iShares Core S&P 500 ETF	BlackRock Fund Advisors	IVV	S&P 500 Index	Tracking of S&P 500 Index
Underlying Volatility ETFs
Ultra VIX[1] Short-Term Futures ETF (the “Ultra Fund”)	ProShare Capital Management LLC	UVXY	S&P 500 VIX Short-Term Futures Index	Twice the return of Short-Term VIX Futures on a daily basis
Short VIX Short-Term Futures ETF (the “Short Fund”)	ProShare Capital Management LLC	SVXY	S&P 500 VIX Short-Term Futures Index	Inverse of the return of Short-Term VIX Futures on a daily basis

1	Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX”).

The Underlying Index allocates the Volatility Component to a target weight between the Underlying Volatility ETFs as follows:

Index	Target Allocation	Target Net Allocation
VelocityShares Tail Risk Hedged Large Cap Index	45% (Ultra Fund, with 2x exposure), 55% (Short Fund, with -1x exposure)	35% long

The Volatility Component portion of the Underlying Index is rebalanced in a gradual manner over each quarter to preserve this allocation. This allocation results in a target net 35% long exposure to the Short-Term VIX Futures, (though market movement in VIX futures will result in differing allocations on any given day, including the potential for net short exposure). The Volatility Component is structured in a manner intended to benefit from sharp movements, over multiple trading days, in either direction by Short-Term VIX Futures, but will likely benefit more from a multi-day sharp upward movement than a multi-day sharp downward movement.

The Fund will attempt to correspond generally, before fees and expenses, to the performance of the Underlying Index by investing in (a) shares of the Underlying Large-Cap ETFs and (b) one or more swaps or other instruments designed to provide exposure to the performance of the Underlying Volatility ETFs and/or the underlying indexes of the Underlying Volatility ETFs. The Fund may also invest directly in shares of the Underlying Volatility ETFs. The Underlying Volatility ETFs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Underlying Volatility ETFs are sponsored by a registered commodity pool operator and advised by a registered commodity trading adviser. While the Underlying Volatility ETFs utilize futures contracts, swap agreements and other financial instruments, the Fund’s only direct use of such instruments will be solely as described in (b) above.

The Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance, before fees and expenses, and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation. The Underlying Index is compiled and administered by VelocityShares Index and Calculation Services (“VelocityShares”). VelocityShares is not affiliated with the Fund or the Adviser.

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Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Fund of Funds Risk. The Fund pursues its investment objective by investing in assets in the Underlying Index ETFs (and/or other instruments, including derivatives (primarily swaps), designed to provide exposure to the performance of the Underlying Volatility ETFs and/or the underlying indexes of such Underlying Volatility ETFs) rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance, because it is a fund of funds, thus depends on the investment performance of the Underlying Index ETFs in which it invests. An investment in the Fund therefore is subject to the risks associated with the Underlying Index ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying Index ETFs in which it invests. Further, the Underlying Volatility ETFs in which the Fund may invest (either directly or indirectly through swaps or other instruments) seek results, before fees and expenses, of twice the return (in the case of the Ultra Fund) or the inverse (in the case of the Short Fund) of Short-Term VIX Futures on a daily basis. ETFs which seek leveraged or inverse returns of an index, such as the Underlying Volatility ETFs, generally are riskier investments than other ETFs which attempt to track the performance of a specified index.

Underlying Index ETFs Risk. Investment in the Underlying Index ETFs may subject the Fund to the following risks: Market Risk; Stock Market Risk; Non-Correlation Risk; Equity Investing Risk; Investment Style Risk; and Large Capitalization Company Risk. The Fund may also be subject to certain other risks specific to the Underlying Volatility ETFs which are set forth below.

Market Risk. The Fund’s investment in an Underlying Index ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Stock Market Risk. Stock prices overall may decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Underlying Index and the underlying indexes of the Underlying Large-Cap ETFs have a large exposure to the large capitalization sector of the stock market and an exposure to a volatility strategy, therefore at times the Fund may underperform the overall stock market.

Equity Investing Risk. The Fund’s investment in the Underlying Index ETFs involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s Underlying ETF holdings (and/or swaps or other instruments designed to provide exposure to the performance of the Underlying Volatility ETFs and/or the underlying indexes of such Underlying Volatility ETFs) to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Finally, to the extent the Fund obtains exposure to the Underlying

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Volatility ETFs through swaps or other derivative instruments rather than holding shares of the Underlying Volatility ETFs directly, the Fund may experience additional tracking error if the return of such derivatives differs from that of the Underlying Volatility ETFs.

Non-Diversified Fund Risk. In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Investment Style Risk. Returns from large-capitalization stocks may trail returns from the overall stock market. Large-cap stocks may go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These cycles may continue for extended periods of time. In addition, the Volatility Component may not be successful in hedging against market volatility at any time.

Derivative Risk. The Fund may use swap agreements or other derivatives to obtain exposure to the Underlying Volatility ETFs and/or the underlying indexes of the Underlying Volatility ETFs as a means to achieve its investment objective. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are traded over the counter rather than being entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. Unlike in futures contracts, the counterparty to swap agreements or forward contracts is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions.

As a result, the Fund is subject to credit risk with respect to the amount it expects to receive from counterparties to swaps entered into as part of the Fund’s principal investment strategy. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. The Fund seeks to mitigate these risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked-to-market daily, in an amount approximately equal to what the counterparty owes the Fund. In the event of the bankruptcy of a counterparty, the Fund will have direct access to the collateral received from the counterparty. To the extent any such collateral is otherwise insufficient, the Funds will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. The Fund typically enters into swap transactions only with large, well capitalized and well established financial institutions. Swaps have terms that make them less marketable than futures contracts. Swaps are less marketable because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements may entail breakage costs if terminated prior to the final maturity date.

If the Volatility Component has a dramatic intraday move in value that would cause a material decline in the Fund’s NAV, the terms of the swap may permit the counterparty to immediately close out the transaction with the Fund. In that event, it may not be possible for the Fund to enter into another swap agreement or to invest in other instruments necessary to achieve the desired exposure to the Underlying Volatility ETFs consistent with the Fund’s objective. This, in turn, may prevent the fund from achieving its investment objective, even if the value of the Fund’s benchmark reverses all or part of its intraday move by the end of the day.

Tax Risk Related to Commodity Pool Investments. The Fund may invest directly in Underlying Volatility ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for federal income tax purposes. Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code. Failure to satisfy either test would jeopardize the Fund’s status as a RIC, which could result in adverse consequences to the Fund.

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Additional Risks of Underlying Volatility ETFs. The Fund’s investment in the Underlying Volatility ETFs (whether directly or indirectly through swaps on the Underlying Volatility ETFs and/or their underlying indexes) exposes the Fund to the following additional risks:

Risk of Compounding on Returns. Each of the Underlying Volatility ETFs has an investment objective to match (before fees and expenses) a multiple (i.e., 2x in the case of the Ultra Fund) or the inverse (i.e., -1x in the case of the Short Fund) of the performance of the Short-Term VIX Futures on a given day. Each Underlying Volatility ETF seeks investment results for a single day only, and not for any other period. The return of an Underlying Volatility ETF for a period longer than a day is the result of its return for each day compounded over the period and usually will differ from twice (2x) or the inverse (-1x) of the return of the Fund’s index for the period. An Underlying Volatility ETF will lose money if the Short-Term VIX Futures performance is flat over time, and it is possible for an Underlying Volatility ETF to lose money over time even if the Short-Term VIX Futures’ performance increases (or decreases in the case of the Short Fund), as a result of daily rebalancing, the Short-Term VIX Futures’ volatility and compounding. Longer holding periods, higher index volatility and greater leverage each affect the impact of compounding on an Underlying Volatility ETF’s returns. Daily compounding of an Underlying Volatility ETF’s investment returns can dramatically and adversely affect its longer-term performance during periods of high volatility. Volatility may be at least as important to an Underlying Volatility ETF’s return for a period as the return of the Short-Term VIX Futures.

The Ultra Fund uses leverage and should produce daily returns that are more volatile than that of the Short-Term VIX Futures. For example, the daily return of the Ultra Fund with a 2x multiple should be approximately twice as volatile on a daily basis as is the return of a fund with an objective of matching the same index. The daily return of the Short Fund is designed to be the inverse (-1x) of the return that would be expected of a fund with an objective of matching the same index. It is possible for the value of one or both of the Underlying Volatility ETFs to go to zero because of their inherent leverage. The Underlying Volatility ETFs are not appropriate for direct investment by all investors and present different risks than other funds. The Fund, however, invests in the Underlying Volatility ETFs as part of a hedging strategy intended to reduce the risk of substantial declines in the S&P 500 due to a tail event. Therefore, in the context of the Fund’s overall portfolio, the Fund’s investments in the Underlying Volatility ETFs present significantly different risks to an investor than a direct investment in an Underlying Volatility ETF.

Risk of Leveraged and Inverse Investment. The Ultra Fund utilizes leverage and the Short Fund utilizes inverse positions with respect to their respective indexes. Accordingly, a substantial movement in the underlying index of an Underlying Volatility ETF in the opposite direction of the Underlying Volatility ETF’s position (e.g., a downward movement with respect to a leveraged position and an upward movement with respect to an inverse position) may result in a substantial loss of the Fund’s investment exposure to such Underlying Volatility ETF, up to the complete amount of the Fund’s investment. While the Fund’s exposures to Underlying Volatility ETFs are intended to balance each other out to an extent (as one Underlying Volatility ETF takes a leveraged position with respect to its underlying index while the other takes a short position), there is no guarantee that the Underlying Volatility ETFs’ offsetting positions will prevent the Fund from suffering losses. At any point in time, the Fund’s net exposure to volatility may be short, and thus at such times the Fund could experience losses in its exposure to Underlying Volatility ETFs in the event of any increase in the underlying index of the Underlying Volatility ETF.

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Risk of Non-Correlation between Underlying Volatility ETFs and Short-Term VIX Futures. The return of the Underlying Volatility ETFs may differ from the respective position (leveraged or inverse) with respect to the Short-Term VIX Futures due to any or all of the following factors: (1) the Underlying Volatility ETF’s ability to purchase and sell financial instruments in a manner that correlate to its investment objective; (2) an imperfect correlation between the performance of the instruments held by an Underlying Volatility ETF, such as swaps and futures contracts, and the performance of the Short-Term VIX Futures; (3) bid-ask spreads on such instruments; (4) fees, expenses, transaction costs, financing costs associated with the use of derivatives and commission costs; (5) holding instruments traded in a market that has become illiquid or disrupted; (6) an Underlying Volatility ETF’s share prices being rounded to the nearest cent and/ or valuation methodologies; (7) changes to the Short-Term VIX Futures that are not disseminated in advance; (8) the need to conform an Underlying Volatility ETF’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) early and unanticipated closings of the markets on which the holdings of an Underlying Volatility ETF trade, resulting in the inability of the Underlying Volatility ETF to execute intended portfolio transactions; (10) actual purchases and sales of Underlying Volatility ETF shares that differ from estimated transactions reported prior to the time the per-share NAV is calculated; and (11) accounting standards.

Liquidity Risk. Market illiquidity may cause losses for the Underlying Volatility ETFs. The large size of the positions which the Underlying Volatility ETFs may acquire increases the risk of illiquidity by both making their positions more difficult to liquidate and increasing the losses incurred while trying to do so. Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Underlying Volatility ETFs will typically invest in financial instruments related to one benchmark (the Short-Term VIX Futures), which in many cases is highly concentrated.

Fluctuation of Net Asset Value. The NAV of the shares of an Underlying Volatility ETF will generally fluctuate with changes in the market value of the Underlying Volatility ETF’s portfolio. The market prices of the Underlying Volatility ETF shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Underlying Volatility ETF shares on the applicable listing exchange. The Underlying Volatility ETF shares may thus trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Underlying Volatility ETF shares will be closely related to, but not identical to, the same forces influencing the prices of the futures contracts comprising the Short-Term VIX Futures trading individually or in the aggregate at any point in time.

Valuation Risk. Calculating the NAV of the Underlying Volatility ETFs includes, in part, any unrealized profits or losses on open financial instrument positions. Under normal circumstances, the NAV of an Underlying Volatility ETF reflects the value of the financial instruments held by an Underlying Volatility ETF, as of the time the NAV is being calculated. However, if any of the financial instruments held by an Underlying Volatility ETF could not be purchased or sold on a day when an Underlying Volatility ETF is accepting creation and redemption orders (due to the operation of daily limits or other rules of the exchange or otherwise), an Underlying Volatility ETF may be improperly exposed which could cause it to fail to meet its stated investment objective. Alternatively, an Underlying Volatility ETF may attempt to calculate the fair value of such financial instruments. In such a situation, there is a risk that the calculation of the Short-Term VIX Futures, and therefore, the NAV of the applicable Underlying Volatility ETF on such day, may not accurately reflect the realizable market value of the futures contracts comprising the Short-Term VIX Futures.

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Fund Performance

As of the date of this Prospectus, the Fund has not yet commenced investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index and a benchmark index selected for the Fund.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Managers

Michael Akins, Vice President of Product Risk Management & Portfolio Analytics of ALPS Advisors, Inc. is responsible for the day to day management of the Fund, since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the NASDAQ Stock Market (the “NASDAQ”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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VelocityShares Volatility Hedged Large Cap ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the VelocityShares Volatility Hedged Large Cap Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
–
Other expenses[1]	0.XX	%
Acquired fund fees and expenses[1]	0.XX	%
Total annual Fund operating expenses	0.XX	%

1	Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$	$

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance.

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Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek to match the performance of the VelocityShares Volatility Hedged Large Cap Index. The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“The Underlying Index ETFs”). The Fund will seek to achieve its investment objective by investing at least 80 % of its total assets in Underlying Index ETFs.

The Underlying Index reflects the performance of a portfolio providing exposure to:

(1) A large cap equity portfolio, consisting of the three Underlying Index ETFs listed below which track the Standard & Poors’ 500 Index (the “S&P 500,” with the Underlying Index ETFs tracking the S&P 500 being the “Underlying Large-Cap ETFs”); and

(2) A volatility strategy to hedge “tail risk” events (which are market events that occur rarely but may result in severe negative market performance when they do occur) in the S&P 500, consisting of the two Underlying Index ETFs listed below which utilize futures contracts, swap agreements and other financial investments to gain leveraged or inverse positions on the S&P 500 VIX Short-Term Futures Index (the “Short-Term VIX Futures;” with such Underlying Index ETFs being the “Underlying Volatility ETFs”). The “VIX” refers to the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index. The VIX is designed to measure the market’s expectation of 30-day volatility in the S&P 500. The Short-Term VIX Futures measures the movements of a combination of VIX futures contracts and is designed to track changes in the expectations for the VIX one month in the future.

The Underlying Index consists of an 85% allocation to the Underlying Large-Cap ETFs (split evenly between each Underlying Large-Cap ETF) and a 15% allocation to the Underlying Volatility ETFs (such allocation being the “Volatility Component”). The Underlying Index is rebalanced monthly to reset the allocations to the Underlying Large-Cap ETFs and the Volatility Component to 85% and 15%, respectively. The Underlying Index’s allocation between Underlying Index ETFs is designed to reflect the performance of the S&P 500 while also providing a hedging exposure against “volatility” on the S&P 500. The Underlying Index ETFs and their investment exposure are set forth below:

Underlying Index ETFs

Name	Investment Adviser	Ticker Symbol	Underlying Index	Investment exposure (before fees and expenses)
Underlying Large-Cap ETFs
SPDR S&P 500 ETF Trust	PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”)	SPY	S&P 500 Index	Tracking of S&P 500 Index
Vanguard S&P 500 ETF	The Vanguard Group, Inc.	VOO	S&P 500 Index	Tracking of S&P 500 Index
iShares S&P 500 ETF	BlackRock Fund Advisors	IVV	S&P 500 Index	Tracking of S&P 500 Index
Underlying Volatility ETFs
Ultra VIX[1] Short-Term Futures ETF (the “Ultra Fund”)	ProShare Capital Management LLC	UVXY	S&P 500 VIX Short-Term Futures Index	Twice the return of Short-Term VIX Futures on a daily basis
Short VIX Short-Term Futures ETF (the “Short Fund”)	ProShare Capital Management LLC	SVXY	S&P 500 VIX Short-Term Futures Index	Inverse of the return of Short-Term VIX Futures on a daily basis

1	Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX”).

The Underlying Index allocates the Volatility Component to a target weight between the Underlying Volatility ETFs as follows:

Index	Target Allocation	Target Net Allocation
VelocityShares Volatility Hedged Large Cap Index	1/3 (Ultra Fund, with 2x exposure), 2/3 (Short Fund, with -1x exposure)	Neutral

The Volatility Component portion of the Underlying Index is rebalanced in a gradual manner over each quarter to preserve this allocation. This allocation results in a target net neutral exposure to the Short-Term VIX Futures (though market movement in VIX futures will result in differing allocations on any given day, including the potential for net long or net short exposure). The Volatility Component is structured in a manner intended to benefit from sustained movements in either direction by Short-Term VIX Futures.

The Fund will attempt to correspond generally, before fees and expenses, to the performance of the Underlying Index by investing in (a) shares of the Underlying Large-Cap ETFs and (b) one or more swaps or other instruments designed to provide exposure to the performance of the Underlying Volatility ETFs and/or the underlying indexes of the Underlying Volatility ETFs. The Fund may also invest directly in shares of the Underlying Volatility ETFs. The Underlying Volatility ETFs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Underlying Volatility ETFs are sponsored by a registered commodity pool operator and advised by a registered commodity trading adviser. While the Underlying Volatility ETFs utilize futures contracts, swap agreements and other financial instruments, the Fund’s only direct use of such instruments will be solely as described in (b) above.

The Adviser seeks a correlation over time of 0.95 or better between the Fund’s performance, before fees and expenses, and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation. The Underlying Index is compiled and administered by VelocityShares Index and Calculation Services (“VelocityShares”). VelocityShares is not affiliated with the Fund or the Adviser.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Fund of Funds Risk. The Fund pursues its investment objective by investing in assets in the Underlying Index ETFs (and/or other instruments, including derivatives (primarily swaps), designed to provide

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exposure to the performance of the Underlying Volatility ETFs and/or the underlying indexes of such Underlying Volatility ETFs) rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance, because it is a fund of funds, thus depends on the investment performance of the Underlying Index ETFs in which it invests. An investment in the Fund therefore is subject to the risks associated with the Underlying Index ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying Index ETFs in which it invests. Further, the Underlying Volatility ETFs in which the Fund may invest (either directly or indirectly through swaps or other instruments) seek results, before fees and expenses, of twice the return (in the case of the Ultra Fund) or the inverse (in the case of the Short Fund) of Short-Term VIX Futures on a daily basis. ETFs which seek leveraged or inverse returns of an index, such as the Underlying Volatility ETFs, generally are riskier investments than other ETFs which attempt to track the performance of a specified index.

Underlying Index ETFs Risk. Investment in the Underlying Index ETFs may subject the Fund to the following risks: Market Risk; Stock Market Risk; Non-Correlation Risk; Equity Investing Risk; Investment Style Risk; and Large Capitalization Company Risk. The Fund may also be subject to certain other risks specific to the Underlying Volatility ETFs which are set forth below.

Market Risk. The Fund’s investment in an Underlying Index ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Stock Market Risk. Stock prices overall may decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Underlying Index and the underlying indexes of the Underlying Large-Cap ETFs have a large exposure to the large capitalization sector of the stock market and an exposure to a volatility strategy, therefore at times the Fund may underperform the overall stock market.

Equity Investing Risk. The Fund’s investment in the Underlying Index ETFs involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s Underlying ETF holdings (and/or swaps or other instruments designed to provide exposure to the performance of the Underlying Volatility ETFs and/or the underlying indexes of such Underlying Volatility ETFs) to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Finally, to the extent the Fund obtains exposure to the Underlying Volatility ETFs through swaps or other derivative instruments rather than holding shares of the Underlying Volatility ETFs directly, the Fund may experience additional tracking error if the return of such derivatives differs from that of the Underlying Volatility ETFs.

Non-Diversified Fund Risk. In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

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Investment Style Risk. Returns from large-capitalization stocks may trail returns from the overall stock market. Large-cap stocks may go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These cycles may continue for extended periods of time. In addition, the Volatility Component may not be successful in hedging against market volatility at any time.

Derivative Risk. The Fund may use swap agreements or other derivatives to obtain exposure to the Underlying Volatility ETFs and/or the underlying indexes of the Underlying Volatility ETFs as a means to achieve its investment objective. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are traded over the counter rather than being entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. Unlike in futures contracts, the counterparty to swap agreements or forward contracts is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions.

As a result, the Fund is subject to credit risk with respect to the amount it expects to receive from counterparties to swaps entered into as part of the Fund’s principal investment strategy. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. The Fund seeks to mitigate these risks by generally requiring that the counterparties agree to post collateral for the benefit of the Fund, marked-to-market daily, in an amount approximately equal to what the counterparty owes the Fund. In the event of the bankruptcy of a counterparty, the Fund will have direct access to the collateral received from the counterparty. To the extent any such collateral is otherwise insufficient, the Funds will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. The Fund typically enters into swap transactions only with large, well capitalized and well established financial institutions. Swaps have terms that make them less marketable than futures contracts. Swaps are less marketable because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements may entail breakage costs if terminated prior to the final maturity date.

If the Volatility Component has a dramatic intraday move in value that would cause a material decline in the Fund’s NAV, the terms of the swap may permit the counterparty to immediately close out the transaction with the Fund. In that event, it may not be possible for the Fund to enter into another swap agreement or to invest in other instruments necessary to achieve the desired exposure to the Underlying Volatility ETFs consistent with the Fund’s objective. This, in turn, may prevent the fund from achieving its investment objective, even if the value of the Fund’s benchmark reverses all or part of its intraday move by the end of the day.

Tax Risk Related to Commodity Pool Investments. The Fund may invest directly in Underlying Volatility ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for federal income tax purposes. Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code. Failure to satisfy either test would jeopardize the Fund’s status as a RIC, which could result in adverse consequences to the Fund.

Additional Risks of Underlying Volatility ETFs. The Fund’s investment in the Underlying Volatility ETFs (whether directly or indirectly through swaps on the Underlying Volatility ETFs and/or their underlying indexes) exposes the Fund to the following additional risks:

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Risk of Compounding on Returns. Each of the Underlying Volatility ETFs has an investment objective to match (before fees and expenses) a multiple (i.e., 2x in the case of the Ultra Fund) or the inverse (i.e., -1x in the case of the Short Fund) of the performance of the Short-Term VIX Futures on a given day. Each Underlying Volatility ETF seeks investment results for a single day only, and not for any other period. The return of an Underlying Volatility ETF for a period longer than a day is the result of its return for each day compounded over the period and usually will differ from twice (2x) or the inverse (-1x) of the return of the Fund’s index for the period. An Underlying Volatility ETF will lose money if the Short-Term VIX Futures performance is flat over time, and it is possible for an Underlying Volatility ETF to lose money over time even if the Short-Term VIX Futures’ performance increases (or decreases in the case of the Short Fund), as a result of daily rebalancing, the Short-Term VIX Futures’ volatility and compounding. Longer holding periods, higher index volatility and greater leverage each affect the impact of compounding on an Underlying Volatility ETF’s returns. Daily compounding of an Underlying Volatility ETF’s investment returns can dramatically and adversely affect its longer-term performance during periods of high volatility. Volatility may be at least as important to an Underlying Volatility ETF’s return for a period as the return of the Short-Term VIX Futures.

The Ultra Fund uses leverage and should produce daily returns that are more volatile than that of the Short-Term VIX Futures. For example, the daily return of the Ultra Fund with a 2x multiple should be approximately twice as volatile on a daily basis as is the return of a fund with an objective of matching the same index. The daily return of the Short Fund is designed to be the inverse (-1x) of the return that would be expected of a fund with an objective of matching the same index. It is possible for the value of one or both of the Underlying Volatility ETFs to go to zero because of their inherent leverage. The Underlying Volatility ETFs are not appropriate for direct investment by all investors and present different risks than other funds. The Fund, however, invests in the Underlying Volatility ETFs as part of a hedging strategy intended to reduce the risk of substantial declines in the S&P 500 due to a tail event. Therefore, in the context of the Fund’s overall portfolio, the Fund’s investments in the Underlying Volatility ETFs present significantly different risks to an investor than a direct investment in an Underlying Volatility ETF.

Risk of Leveraged and Inverse Investment. The Ultra Fund utilizes leverage and the Short Fund utilizes inverse positions with respect to their respective indexes. Accordingly, a substantial movement in the underlying index of an Underlying Volatility ETF in the opposite direction of the Underlying Volatility ETF’s position (e.g., a downward movement with respect to a leveraged position and an upward movement with respect to an inverse position) may result in a substantial loss of the Fund’s investment exposure to such Underlying Volatility ETF, up to the complete amount of the Fund’s investment. While the Fund’s exposures to Underlying Volatility ETFs are intended to balance each other out to an extent (as one Underlying Volatility ETF takes a leveraged position with respect to its underlying index while the other takes a short position), there is no guarantee that the Underlying Volatility ETFs’ offsetting positions will prevent the Fund from suffering losses. At any point in time, the Fund’s net exposure to volatility may be short, and thus at such times the Fund could experience losses in its exposure to Underlying Volatility ETFs in the event of any increase in the underlying index of the Underlying Volatility ETF

Risk of Non-Correlation between Underlying Volatility ETFs and Short-Term VIX Futures. The return of the Underlying Volatility ETFs may differ from the respective position (leveraged or inverse) with respect to the Short-Term VIX Futures due to any or all of the following factors: (1) the Underlying Volatility ETF’s ability to purchase and sell financial instruments in a manner that correlate to its investment objective; (2) an imperfect correlation between the performance of the instruments held by an Underlying Volatility ETF, such as swaps and futures contracts, and the performance of the Short-Term VIX Futures; (3) bid-ask spreads on such instruments; (4) fees, expenses, transaction costs, financing costs associated with the use of derivatives and commission costs; (5) holding instruments traded in a

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market that has become illiquid or disrupted; (6) an Underlying Volatility ETF’s share prices being rounded to the nearest cent and/ or valuation methodologies; (7) changes to the Short-Term VIX Futures that are not disseminated in advance; (8) the need to conform an Underlying Volatility ETF’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) early and unanticipated closings of the markets on which the holdings of an Underlying Volatility ETF trade, resulting in the inability of the Underlying Volatility ETF to execute intended portfolio transactions; (10) actual purchases and sales of Underlying Volatility ETF shares that differ from estimated transactions reported prior to the time the per-share NAV is calculated; and (11) accounting standards.

Liquidity Risk. Market illiquidity may cause losses for the Underlying Volatility ETFs. The large size of the positions which the Underlying Volatility ETFs may acquire increases the risk of illiquidity by both making their positions more difficult to liquidate and increasing the losses incurred while trying to do so. Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Underlying Volatility ETFs will typically invest in financial instruments related to one benchmark (the Short-Term VIX Futures), which in many cases is highly concentrated.

Fluctuation of Net Asset Value. The NAV of the shares of an Underlying Volatility ETF will generally fluctuate with changes in the market value of the Underlying Volatility ETF’s portfolio. The market prices of the Underlying Volatility ETF shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Underlying Volatility ETF shares on the applicable listing exchange. The Underlying Volatility ETF shares may thus trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Underlying Volatility ETF shares will be closely related to, but not identical to, the same forces influencing the prices of the futures contracts comprising the Short-Term VIX Futures trading individually or in the aggregate at any point in time.

Valuation Risk. Calculating the NAV of the Underlying Volatility ETFs includes, in part, any unrealized profits or losses on open financial instrument positions. Under normal circumstances, the NAV of an Underlying Volatility ETF reflects the value of the financial instruments held by an Underlying Volatility ETF, as of the time the NAV is being calculated. However, if any of the financial instruments held by an Underlying Volatility ETF could not be purchased or sold on a day when an Underlying Volatility ETF is accepting creation and redemption orders (due to the operation of daily limits or other rules of the exchange or otherwise), an Underlying Volatility ETF may be improperly exposed which could cause it to fail to meet its stated investment objective. Alternatively, an Underlying Volatility ETF may attempt to calculate the fair value of such financial instruments. In such a situation, there is a risk that the calculation of the Short-Term VIX Futures, and therefore, the NAV of the applicable Underlying Volatility ETF on such day, may not accurately reflect the realizable market value of the futures contracts comprising the Short-Term VIX Futures.

Fund Performance

As of the date of this Prospectus, the Fund has not yet commenced investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index and a benchmark index selected for the Fund.

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Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Managers

Michael Akins, Vice President of Product Risk Management & Portfolio Analytics of ALPS Advisors, Inc. is responsible for the day to day management of the Fund, since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the NASDAQ Stock Market (the “NASDAQ”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of [six] separate exchange-traded “index funds.” This prospectus relates to the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF. The Funds seek investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Tail Risk Hedged Large Cap Index and the VelocityShares Volatility Hedged Large Cap Index, respectively.

Each Fund’s shares (the “Shares”) are listed on the NASDAQ Stock Market (the “NASDAQ”). Each Fund’s Shares will trade at market prices that may differ to some degree from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Funds will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on each Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas to the extent Shares are redeemed in-kind, such redemptions generally will not lead to a tax event for the Fund or its ongoing shareholders.

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VELOCITYSHARES TAIL RISK HEDGED LARGE CAP ETF

VELOCITYSHARES VOLATILITY HEDGED LARGE CAP ETF

Investment Objective

The VelocityShares Tail Risk Hedged Large Cap ETF seeks investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Tail Risk Hedged Large Cap Index. The VelocityShares Volatility Hedged Large Cap ETF seeks investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Volatility Hedged Large Cap Index (each index, an “Underlying Index”). Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Additional Information about Principal Investment Strategies

The VelocityShares Tail Risk Hedged Large Cap Index reflects the performance of a portfolio consisting of an exposure to (1) a large cap equity portfolio, consisting of the three Underlying Index ETFs listed below which track the Standard & Poors’ 500 Index (the “S&P 500,” with the Underlying Index ETFs tracking the S&P 500 being the “Underlying Large-Cap ETFs”) and (2) a volatility strategy to hedge “tail risk” events (which are market events that occur rarely but may result in severe negative market performance when they do occur), consisting of the two Underlying Index ETFs listed below which utilize futures contracts, swap agreements and other financial investments to gain leveraged or inverse positions on the S&P 500 VIX (Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX”)) Short-Term Futures Index (the “Short-Term VIX Futures;” with such Underlying Index ETFs being the “Underlying Volatility ETFs”).

The VelocityShares Volatility Hedged Large Cap Index reflects the performance of a portfolio consisting of an exposure to (1) a large cap equity portfolio, consisting of the three Underlying Large-Cap ETFs listed below and (2) a volatility strategy to hedge moderate volatility, consisting of the two Underlying Volatility ETFs listed below which utilize futures contracts, swap agreements and other financial investments to gain leveraged or inverse positions on the Short-Term VIX Futures.

Each Underlying Index consists of an 85% allocation to the Underlying Large-Cap ETFs (split evenly between each Underlying Large-Cap ETF) and a 15% allocation to the Underlying Volatility ETFs (the “Volatility Component”). The only difference between each Underlying Index is in the manner each Underlying Index allocates its exposure within the Volatility Component. The Volatility Component in the VelocityShares Tail Risk Hedged Large Cap Index seeks to replicate long/short exposure- to short-dated VIX futures, with a targeted net long exposure of 35% as set forth in the table below under “Index Description.” The Volatility Component in the VelocityShares Volatility Hedged Large Cap Index seeks to replicate long/short exposure to short-dated VIX futures, with a targeted neutral exposure as set forth in the table below under “Index Description.”

Each Fund will attempt to correspond generally, before fees and expenses, to the performance of the Underlying Index by investing in (a) shares of the Underlying Large-Cap ETFs and (b) one or more derivative instruments (primarily swaps), designed to provide exposure to the performance of the Underlying Volatility ETFs and/or the underlying indexes of the Underlying Volatility ETFs. Each Fund may also invest directly in shares of the Underlying Volatility ETFs. The Underlying Volatility ETFs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Underlying Volatility ETFs are sponsored by a registered commodity pool operator and advised by a registered commodity trading adviser. While the Underlying Volatility ETFs utilize futures contracts, swap agreements and other financial instruments, the Fund’s only direct use of such instruments will be solely as described in (b) above.

Generally, the higher the realized volatility (which is an historical calculation of the degree of movement based on prices or values of an asset observed periodically in the market over a specific period) of the Short Term VIX Futures is (relative to the actual percentage change of the Short Term VIX Futures over time), the lower a Fund’s returns are expected to be in respect of the Volatility Component.

Index Description

Each Underlying Index’s Volatility Component’s long/short exposure may be described as “straddle like” as over longer time periods, in that its intended return has certain features which are similar to a “straddle.” A “straddle” exposure is designed to benefit an investor who believes a particular instrument or index may move sharply, but is unsure about which direction such sharp movement may take. By replicating a “straddle-like” exposure to Short-Term VIX Futures with a target net long exposure of 35%, the

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Volatility Component of the VelocityShares Tail Risk Hedged Large Cap Index seeks to benefit from a sharp movements in either direction by short-dated VIX futures, but will likely benefit more from a sharp upward movement in such futures than a sharp downward movement. Conversely, if short-dated VIX futures only move slightly in either direction, the VelocityShares Tail Risk Hedged Large Cap, and thus the VelocityShares Tail Risk Hedged Large Cap ETF, may experience an overall loss on the Volatility Component.

Generally, a longer volatility bias (such as that included in the VelocityShares Tail Risk Hedged Large Cap Index as compared to the VelocityShares Volatility Hedged Large Cap Index) correlates to increased performance during events where equity markets go down, but decreased performance during other market conditions.

Each Underlying Index’s volatility allocation will be divided into 13 separate portions (each, a “sub-portfolio”), each reflecting a position in the Ultra VIX Short-Term Futures ETF (“Ultra Fund”) with a two-times (2X) leveraged exposure to Short-Term VIX Futures and the Short VIX Short-Term Futures ETF (“Short Fund”) with an inverse (-1X) exposure to the same short-term VIX futures index. The target allocation between the leveraged and inverse exposures for the volatility strategy for each index is presented in the following table:

Volatility Strategy Target Allocation

Index	Target Allocation	Target Net Allocation
VelocityShares Tail Risk Hedged Large Cap Index	45% (Ultra Fund, with 2x exposure), 55% (Short Fund, with -1x exposure)	35% long
VelocityShares Volatility Hedged Large Cap Index	1/3 (Ultra Fund, with 2x exposure), 2/3 (Short Fund, with -1x exposure)	Neutral

On a weekly basis the exposures one of the 13 sub-portfolios is rebalanced to its target allocation, such that during a quarter each of the sub-portfolios is rebalanced.

On a monthly basis, each Underlying Index’s overall portfolio is rebalanced such that the large cap equity market positions represent 85% of the portfolio value and the Volatility Component represents 15% of the portfolio value.

On a quarterly basis, each Underlying Index’s exposures to the three large-cap ETFs will be rebalanced such that each will have an equal weighting and each Underlying Index’s exposures to the 13 volatility strategy sub-portfolios will be rebalanced such that each sub-portfolio has an equal weighting.

The Underlying Index ETFs which currently constitute each Underlying Index are set forth in the table below:

Underlying Index ETFs

Name	Investment Adviser	Ticker Symbol	Underlying Index	Investment exposure (before fees and expenses)
Underlying Large-Cap ETFs	PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”)	SPY	S&P 500 Index
SPDR S&P 500 ETF Trust	The Vanguard Group, Inc.	VOO	S&P 500 Index	Tracking of S&P 500 Index
Vanguard S&P 500 ETF	BlackRock Fund Advisors	IVV	S&P 500 Index	Tracking of S&P 500 Index
iShares Core S&P 500 ETF				Tracking of S&P 500 Index
Underlying Volatility ETFs
Ultra VIX[1] Short-Term Futures ETF (the “Ultra Fund”)	ProShare Capital Management LLC	UVXY	S&P 500 VIX Short-Term Futures Index	Twice the return of Short-Term VIX Futures on a daily basis
Short VIX Short-Term Futures ETF (the “Short Fund”)	ProShare Capital Management LLC	SVXY	S&P 500 VIX Short-Term Futures Index	Inverse of the return of Short-Term VIX Futures on a daily basis

1	Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX”).

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SECONDARY INVESTMENT STRATEGIES

Each Fund will invest at least 80% of its total assets in Underlying Index ETFs. The Funds may invest their remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or index), and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Underlying Index to be reflected in the portfolio composition of the Funds.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Funds.

Trading Issues. Trading in Shares on the NASDAQ may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares on the NASDAQ is subject to

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trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value. The NAV of each Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NASDAQ. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time.

However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

These risks are described further in the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Investment Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. The Investment Adviser currently employs four investment professionals with more than 70 years combined industry experience. As of June 30, 2012, the Adviser provided supervisory and management services on approximately $6.6 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

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Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ending [November 30, 2013].

Portfolio Management

ALPS Advisors supervises and manages the investment portfolio of the Funds and directs the purchase and sale of each Fund’s investment securities based on its respective Underlying Index. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity.

Michael Akins, Vice President of Product Risk Management & Portfolio Analytics, is head of the Index Management team covering domestic and international passive equity funds and is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities of the Funds.

PURCHASE AND REDEMPTION OF SHARES

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of each Fund’s shares on the NASDAQ may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

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The NASDAQ intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities, including those of Underlying Index ETFs, are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NASDAQ on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Swaps held by a Fund will generally be valued via a third party pricing model. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent (each such investor being an “Authorized Participant” or “AP”), or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities and/or cash constituting a substantial replication, or a representation, of the Underlying Index ETFs representing the securities included in the Index (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the NASDAQ. The Cash Component represents the

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difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade. To the extent a Fund holds swaps with respect to Underlying Volatility ETFs and/or the Short-Term VIX Futures rather than holding Underlying Volatility ETFs directly, an AP will deposit cash in lieu of shares of such Underlying Volatility ETFs.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed on transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NASDAQ is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NASDAQ, through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities which are

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applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. To the extent a Fund holds swaps with respect to Underlying Volatility ETFs and/or the Short-Term VIX Futures rather than holding Underlying Volatility ETFs directly, an AP will receive cash in lieu of shares of such Underlying Volatility ETFs. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the applicable Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than one hour prior to the Closing Time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. In addition, each Fund intends to distribute at least quarterly amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Section 19(a) of the 1940 Act, and Rule 19a-1 thereunder require each Fund to provide a written statement accompanying any such distribution that adequately discloses its source or sources to the extent the source includes something other than net investment income. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, each Fund would be required to provide written

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disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from a Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. To the extent a Fund may effect the purchase or redemption of Creation Units in exchange partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ Shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, each Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Adviser monitors orders from APs for patterns of abusive trading and each Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of a Fund, or otherwise not in a Fund’s best interests.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Funds.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Deloitte & Touche LLP serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

INDEX PROVIDER

VelocityShares Index and Calculation Services, a division of VelocityShares LLC, is the Index Provider for each Fund. The Trust and the Adviser have entered into a license agreement with VelocityShares (the “Licensor”) to use each Underlying Index. VelocityShares is not affiliated with the Fund or the Adviser.

DISCLAIMERS

VelocityShares LLC is the licensor of certain trademarks, service marks and trade names of VelocityShares.

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VelocityShares LLC nor any of its affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of either Underlying Index to track general market performance. Each Underlying Index is determined, composed and calculated by Licensor without regard to the Licensee or the Funds. VelocityShares LLC (“Licensor”) has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO EITHER UNDERLYING INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index even if notified of the possibility of such damages.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

—	The Fund makes distributions,
—	You sell your Shares listed on the NASDAQ, and
—	You purchase or redeem Creation Units.

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Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by a Fund and the shareholder. Without future Congressional action, the maximum rate applicable to long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

If you are not a citizen or permanent resident of the United States, each Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012, each Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, each Fund may withhold tax on these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences described above.

Each Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may

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assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Funds, since each Fund operates as a “fund-of-funds” by investing in the Underlying Index ETFs.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund can be found at www.alpsfunds.com.

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FINANCIAL HIGHLIGHTS

Each Fund has not yet commenced operations and therefore does not have a financial history.

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FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

—	Call your financial professional
—	www.alpsfunds.com

Dealers/Institutional Investors

—	www.velocitysharesetfs.com
—	Telephone: 1-877-583-5624

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Distributor ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

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[ALPS® LOGO]

A Statement of Additional Information dated             , 2013, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder reports or the Statement of Additional Information by calling 866.675.2639. Free copies of each Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

Each Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

            , 2013

Investment Company Act File No. 811-22175.

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Investment Company Act File No. 811-22175

ALPS ETF Trust

Fund	Ticker
VelocityShares Tail Risk Hedged Large Cap ETF	[ ]
VelocityShares Volatility Hedged Large Cap ETF	[ ]

Statement of Additional Information

Dated [    ], 2013

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated [    ], 2013 for the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF (the “Funds”), each a separate series of the ALPS ETF Trust (the “Trust”), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), or by calling toll free 866.675.2639.

Principal U.S. Listing Exchange for each ETF: NASDAQ

The Funds had not commenced operations as of the date of this Statement, and therefore have no financial statements.

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17532717.1. BUSINESS

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on September 13, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of         investment portfolios. This SAI relates to the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF (the “Funds”). Each Fund is an index-based exchange-traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. Each Fund is designed to track the performance of an index. Similar to shares of an index mutual fund, each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. The shares of each Fund are referred to herein as “Shares” or “Fund Shares.”

Each Fund is managed by ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”).

Each Fund will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in the Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Each Fund’s Shares are listed on the NASDAQ Stock Market (the “NASDAQ”) under the following trading symbols                     . Fund Shares will trade on NASDAQ at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of Shares of a Fund will continue to be met. NASDAQ may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of NASDAQ, makes further dealings on NASDAQ inadvisable. NASDAQ will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on NASDAQ, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

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The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Funds and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Shares of a Fund.

Except for restriction (2), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Funds. With respect to the Funds’ fundamental investment restriction 7, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Funds (except as otherwise noted below) may not:

(1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that a Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of a Fund’s total assets) and (ii) to enter into other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

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(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Funds may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities.

INVESTMENT POLICIES

The investment objective and principal investment strategies for each of the Funds are provided in their Prospectus. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other exchange traded funds.

GENERAL INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS

A discussion of the risks associated with an investment in the Funds is contained in the Funds’ Prospectus under the headings “Principal Investment Risks,” “Principal Risks of Investing in the Funds” and “Additional Risk Considerations.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

General Considerations and Risks

Investment in the Funds should be made with an understanding that the value of the portfolio of securities held by the Funds may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

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The Funds are not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Funds unless the securities of such issuer are removed from the respective Index.

An investment in the Funds should also be made with an understanding that the Funds will not be able to replicate exactly the performance of the respective Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Index. It is also possible that for short periods of time, the Funds may not fully replicate the performance of the respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Funds are required to correct such imbalances by means of adjusting the composition of its portfolio securities.

Loans of Portfolio Securities. The Funds may lend their investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the applicable Fund. These loans cannot exceed 33 1/3% of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust’s Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the applicable Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Senior Securities. In general, the Funds may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Funds to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% (the “Asset Coverage Requirement”) for all Fund borrowings, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Repurchase Agreements. The Funds may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Funds from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Funds are authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Funds may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Funds will seek to dispose of such securities, which action could involve

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costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Funds’ ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Funds may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Funds may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Funds are able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Funds have an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Funds. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Funds’ assets. The custodian bank will maintain a separate account for the Funds with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Funds may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Funds’ investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Funds’ total assets with respect to any one investment company and (iii) 10% of the Funds’ total assets of investment companies in the aggregate.

Illiquid Securities. The Funds may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Funds may utilize exchange-traded futures and options contracts.

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Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Funds would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Funds may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the Underlying Index components or a subset of the components.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Funds. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

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Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of each Fund, neither a Fund nor the Trust is deemed to be a “commodity pool” or “commodity pool operator” (“CPO”), respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, the CFTC adopted certain regulatory changes that may subject the Adviser to register with the CFTC as a commodity pool operator (“CPO”) if a Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, each Fund must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed five percent (5%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

INFORMATION ABOUT THE INDEX PROVIDER

Set forth below are the Funds and the Underlying Index upon which each is based.

Fund	Underlying Index
VelocityShares Tail Risk Hedged Large Cap ETF	VelocityShares Tail Risk Hedged Large Cap
VelocityShares Volatility Hedged Large Cap ETF	VelocityShares Volatility Hedged Large Cap

VelocityShares Index and Calculation Service, a division of VelocityShares LLC (the “Index Provider” or “VelocityShares”) is not affiliated with the Funds or the Adviser. Each Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Funds, the Adviser or Distributor of the Funds in connection with the Funds is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Funds. The Index Provider has no obligation to take the specific needs of the

Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. The Index Provider has no obligation or liability in connection with the administration or trading of the Funds. The Fund is not sponsored, endorsed, sold or promoted by VelocityShares or its third party licensors. Neither VelocityShares nor its third party licensors make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Underlying Index to track general stock market performance. VelocityShares’ and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of VelocityShares and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither VelocityShares nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. VelocityShares has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER VELOCITYSHARES, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. VELOCITYSHARES, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. VELOCITYSHARES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL VELOCITYSHARES, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

VelocityShares and the VelocityShares logo are service marks of VelocityShares. All other trademarks, service marks or registered trademarks are the property of their respective owners. These marks have been licensed for use by the Index Provider.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

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An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

DERIVATIVES (Futures Contracts, Options, Forwards and Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The various derivative instruments that a Fund may use are described in more detail under “Futures Contracts, Options and Swap Agreements” and “Foreign Currency Transactions” in this Statement of Additional Information. Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (ii) the fact that skills needed to use these strategies are different from those needed to select non-derivative portfolio securities; (iii) the potential absence of a liquid secondary market for any particular instrument at any time; (iv) the

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possible need to defer closing out certain positions to avoid adverse tax consequences; (v) for swaps, additional credit risk and the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the swap is based and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with the use of certain derivatives.

A Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Funds to be more volatile and can result in significant losses.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the Adviser or an Underlying ETF’s investment adviser may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. The Funds believe that these trading and positions limits will not have an adverse impact on a Fund’s strategies for hedging its positions.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

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Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a one-year period prescribed in which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds, but it is expected that swap dealers, major market participants and swap counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Futures and Options Transactions

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities. Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of

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unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Swap Agreements

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Currently, the swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

EQUITY SECURITIES

The Funds invest primarily in equity securities of Underlying ETFs. The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Funds that hold equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

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NON-U.S. AND EMERGING MARKETS SECURITIES

A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-U.S. laws and accounting standards typically are not as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

Non-U.S. equity securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this Statement is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render

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them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund’s prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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MANAGEMENT

Trustees and Officers

The general supervision of the duties performed by the Adviser for each Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

Independent Trustees

	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 72	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later	27	Ms. Anstine is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (25 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

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purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.
Jeremy W. Deems, age 36	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of	27	Mr. Deems is a Trustee of Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (25 funds); and Reaves Utility Income Fund.

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Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.
Rick A. Pederson, age 60	Trustee	Since March 2008	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Partner, Bow River Capital Partners (investment manager), 2003 - present; Principal, The Pauls Corporation (real estate development), 2008 - present; Director, Guaranty Bank and Trust (a community bank), 1999 – 2007; Winter Park Recreational Association (an entity that operates, maintains and develops Winter Park Resort), 2002 – 2008; Neenan Co. (an integrated real estate development,	11	Mr. Pederson is Trustee of Westcore Trust (12 funds)

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architecture and construction company), 2002 – present; NexCore Properties LLC (a real estate investment company), 2004 – present; Urban Land Conservancy (a not-for-profit organization), 2004 – present.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

Interested Trustee

Name, Address and Age of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees
Thomas A. Carter, age 46	Trustee and President	Since March 2008	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and FTAM Funds Distributor, Inc. (“FDI”) and	16	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

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Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, FDI and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.

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Officers

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, age 36	Chief Compliance Officer (“CCO”)	Since December 2009	Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. From November 2006 to February 2007, she served as Assistant Treasurer for the Wasatch Funds and served as a Senior Compliance Officer for Wasatch Advisors, Inc. since 2005. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of EGA Emerging Global Shares Trust, Financial Investors Variable Insurance Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and BPV Family of Funds.
Patrick D. Buchanan, age 40	Treasurer	Since June 2012	Mr. Buchanan is Vice President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act.

William Parmentier, age 60	Vice President	Since March 2008	Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

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Tané T. Tyler, age 47	Secretary	Since December 2008	Ms. Tyler is Senior Vice President, General Counsel and Assistant Secretary of ALPS. Ms. Tyler joined ALPS in 2004. Ms. Tyler also serves as Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund. She also served as Secretary, Reaves Utility Income Fund from December 2004–2007; Secretary, Westcore Funds from February 2005–2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004–December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 25, 2008. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 25, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-Founder, Chief Operations Officer and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of

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California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since March 25, 2008. He currently serves as President of Foundation Properties, Inc., a real estate investment manager, is a Partner at and Bow River Capital Partners, an investment manager. Mr. Pederson is also Principal of the Pauls Corporation, a real estate development, and Director of Neenan Co., an integrated real estate development, architecture and construction company, NexCore Properties LLC, a real estate investment company, and Urban Land Conservancy, a not-for-profit organization. He has previously served as a Director at Guaranty Bank and Trust, a community bank, and Winter Park Recreational Association, an entity that operates, maintains and develops Winter Park Resort. He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Thomas A. Carter

Mr. Carter has been an Interested Trustee and Chairman of the Trust since March 25, 2008. Since joining ALPS Fund Services, Inc. in 1994, Mr. Carter joined ALPS Fund Services, Inc., the Funds’ administrator, in 1994 and currently serves as President of ALPS Distributors, Inc., the Funds’ principal underwriter, and ALPS Advisors, Inc., the Funds’ investment adviser. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder. He was selected to serve as a Trustee of the Trust based on his business, accounting, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of each Fund rests with the Trustees. The Trust has engaged the Adviser to manage each Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of each Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Thomas A. Carter, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. The Board has determined not to appoint a lead independent trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s multiple series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the funds’ service providers.

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Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of each Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by each Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. In addition, as part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman) and Pederson. The Audit Committee met three times during the fiscal year ended November 30, 2013.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems and Pederson. The Nominating and Corporate Governance Committee of the Board met twice during the fiscal year ended November 30, 2013.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS ETF Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

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Remuneration of Trustees and Officers

Each Independent Trustee receives (1) a quarterly retainer of $3,500, (2) a per meeting fee of $1,500, (3) $750 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended November 30, 2013:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Portfolio Complex Paid To Trustees(1)
Mary K. Anstine, Trustee	$21,500	$0	$0	$76,000

Jeremy W. Deems, Trustee	$21,500	$0	$0	$76,000

Rick A. Pederson, Trustee	$21,500	$0	$0	$21,500

(1)	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Officers who are employed by the Adviser receive no compensation or expense reimbursements from the Trust.

Adviser. The Funds are managed by the Adviser. The Adviser, a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. The Adviser is an affiliate of ALPS Fund Services, Inc., who serves as the Funds’ administrator, and ALPS Distributors, Inc., who serves as Distributor to the Funds.

Located in Denver, Colorado, ALPS Holdings was founded in 2005 and assumed the business of ALPS Financial Services, which was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. As of November 30, 2012, ALPS Holdings and its affiliates provide fund administration services to funds with assets in excess of $38 billion and distribution services to funds with assets of more than $334 billion.

Investment Advisory Agreement.

Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business.

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The Funds’ unitary advisory fees as a percentage of net assets are:

Fund	Advisory Fee
VelocityShares Tail Risk Hedged Large Cap ETF	0.65%
VelocityShares Volatility Hedged Large Cap ETF	0.65%

Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The initial term of the Investment Advisory Agreement is two years and continues thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Funds’ outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

Other Accounts Managed by the Portfolio Manager; Compensation of the Portfolio Manager.

Information regarding the other accounts managed by the portfolio manager as of November 30, 2013, is set forth below:

	Accounts Managed			Accounts With Respect to Which the Advisory Fee is based on the Performance of the Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Akins	Registered Investment Companies	5	$4.8 billion	N/A	N/A

	Other Pooled investment vehicles	N/A	N/A	N/A	N/A

	Other Accounts	N/A	N/A	N/A	N/A

Portfolio Manager Compensation Structure Disclosure

The Adviser is responsible for the day-to-day management of each Fund. The Portfolio manager who is responsible for the day-to-day management of each Fund is paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

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Securities Ownership of the Portfolio Manager. Because the Funds are newly organized, the portfolio manager does not own shares of any Fund.

Administrator. ALPS Fund Services, Inc. (“ALPS Fund Services”) serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Trust. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by the Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Custodian and Transfer Agent. The Bank of New York Mellon (“BNY”), also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds each Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Distributor. ALPS Distributors, Inc. is the distributor of the Funds’ Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants of the Depository Trust Company (the “DTC”) (as defined in “DTC Acts as Securities Depository” below).

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BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust’s policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on September 13, 2007.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently is comprised of eleven funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by a Fund if so required by law or regulation.

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The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Control Persons. As of the date of this SAI, no entity owns of record 5% or more of the outstanding Shares of the Fund.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC

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Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this SAI. The Board will periodically review each Fund’s proxy voting record.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. Each Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in each Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of each Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of each Fund, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Board must approve all material amendments to this policy. Each Fund’s complete portfolio holdings are publicly disseminated each day each Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash

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components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and the Distributor will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by each Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of each Fund generally consists of the in-kind deposit of a designated portfolio of equity securities — the “Deposit Securities” — per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index (“Fund Securities”) and an amount of cash — the “Cash Component” — computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of each Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” — an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m.,

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Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the applicable Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the applicable Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an

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amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

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All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and a Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

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Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for each Fund will be $500. The Maximum Creation/Redemption Transaction Fee for each Fund will be $2,000.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at its NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Funds will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

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Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for each Fund are the same as the creation fees set forth above. In no event will the redemption transaction fee exceed 2% of the amount redeemed.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement

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are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the relevant Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the relevant Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

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The chart below describes in further detail the placement of redemption orders outside the clearing process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC
Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.
Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.
Creation Outside NSCC
Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the relevant Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.	No action.	1:00 p.m. (ET) Missing Deposit Securities are due to the Trust or the Trust may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered.
Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the relevant Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Orders Custodian.	No action.	Creation Unit Aggregations will be delivered.
Redemption Through NSCC
Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.
Redemption Outside of NSCC
Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

11:00 a.m. (ET)

Fund Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.

11:00 a.m. (ET)

Fund Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

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TAXES

Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code, as amended (the “Code”). As a RIC, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the relevant Fund’s current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98.2% of its ordinary income for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the relevant Fund. Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Distributions from each Fund’s net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of each Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by each Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

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Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. Thereafter, without further Congressional action, that rate will return to 20%. In addition, some ordinary dividends declared and paid by each Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by each Fund and the shareholder. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service (see below) will nevertheless be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash.

If, for any calendar year, the total distributions made exceed a Fund’s current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012, the Funds are not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by a Fund as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However a Fund may withhold tax on these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or

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credited against the shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the relevant Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the relevant Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the relevant Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of each Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The NAV per Share of each Fund is computed by dividing the value of the net assets of the relevant Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the relevant Fund

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outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing each Fund’s NAV, the relevant Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the relevant Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado, 80202, serves as each Fund’s independent registered public accounting firm. They audit each Fund’s financial statements and perform other related audit services.

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FINANCIAL STATEMENTS

As of the date of this SAI, the Funds have not commenced investment operations. When available, you can obtain copies of each Fund’s Annual Report and Semi-Annual Report at no charge by writing or telephoning the relevant Fund at the address or number on the front page of this SAI.

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APPENDIX A

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

ALPS Advisors, Inc. (“AAI”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

POLICY:

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

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AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:

AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on. Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

I. PROXY COMMITTEE

AAI has established a Proxy Committee whose standing members include Chief Compliance Officer, Deputy Chief Compliance Officer(s), Chief Investment Officer, Vice President of Investments and Head of Trading, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

(d) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

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II. AAI’S INVESTMENT ASSOCIATES

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding AAI’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of AAI and within AAI on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose to AAI’s Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department.

Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer (“CCO”), or designee, in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

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If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
2.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	ALPS’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—

To disclose in writing to AAI’s CCO, or designee, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—	To refrain from taking into consideration, in the decision as to whether or how

17532717.1.BUSINESS

AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV.	PROXY VOTING GUIDELINES

A. AAI’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

17532717.1.BUSINESS

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.	AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

3.	On a daily basis, AAI will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

4.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from AAI with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

5.	Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A and anytime there is a material change to these guidelines.

17532717.1.BUSINESS

¡

If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

6.	Each time that ISS sends AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

7.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

VI. SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII. MONITORING

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of fund’s N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

17532717.1.BUSINESS

IX. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in AAI’s Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period. It is AAI’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, AAI will not selectively disclose its investment company clients’ proxy voting records; rather, ALPS will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

—	The name of the issuer of the security;

—	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

—	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

—	The shareholder meeting date;

—	A brief identification of the matter voted on;

—	Whether the matter was proposed by the issuer or by a security holder;

—	Whether the company cast its vote on the matter;

—	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

—	Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

—	Proxy Committee Meeting Minutes and Other Materials
—	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations
—	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

17532717.1.BUSINESS

—	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

Dated: November 29, 2006

Amended: December, 22, 2010

17532717.1.BUSINESS

Appendix A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s guidelines. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

17532717.1.BUSINESS

Appendix B

Conflicts of Interest Disclosure Form

ALPS ADVISORS, INC.

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5. Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

17532717.1.BUSINESSA-11

a.	AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—

To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—

To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Title:

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Item 28.	Exhibits
	(a)	(1)	Certificate of Trust of Registrant dated September 13, 2007.(1)

		(2)	Declaration of Trust of Registrant dated September 13, 2007.(2)

	(b)		By-Laws of Registrant dated September 13, 2007.(2)

	(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a) of this filing).

	(d)	(1)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Cohen & Steers Global Realty Majors ETF.(4)

		(2)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS Equal Sector Weight ETF.(3)

		(3)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to Thomson Reuters/Jefferies CRB Global Commodity Equity Index Fund, Thomson Reuters/Jefferies CRB Global Agriculture Equity Index Fund, Thomson Reuters/Jefferies CRB Global Energy Equity Index Fund, Thomson Reuters/Jefferies CRB Global Industrial Metals Equity Index Fund and Thomson Reuters/Jefferies CRB Global Precious Metals Equity Index Fund.(6)

		(4)	Form of Amendment to Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to Jefferies | TR/J CRB Natural Gas Equity ETF and Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF.(7)

		(5)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Alerian MLP ETF.(10)

	(6)	Form of Investment Advisory Agreement between the Trust and WisdomTree Asset Management, Inc. with respect to the RiverFront Strategic Income Fund (to be filed by subsequent amendment).

	(7)	Form of Sub-Advisory Agreement between the Trust and RiverFront Investment Group, LLC with respect to the RiverFront Strategic Income Fund (to be filed by subsequent amendment).

	(8)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

	(9)	Form of Sub-Advisory Agreement between ALPS Advisors, Inc. and Rich Investment Solutions, LLC with respect to the U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

	(10)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Sector Dividend Dogs ETF.(13)

	(11)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF (to be filed by subsequent amendment).

(12)

Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF and ALPS/GS Risk-Adjusted Return US Large Cap Index ETF.(14)

(13)

Form of Amendment to Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and Velocity Shares Emerging Asia DR ETF (to be filed by subsequent amendment).

(15)

Form of Amendment to Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund (to be filed by subsequent amendment).

	(16)	Form of Amendment to Sub-Advisory Agreement between ALPS Advisors, Inc. and Rich Investment Solutions LLC, with respect to the NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund (to be filed by subsequent amendment).

(e)	(1)	Distribution Agreement between the Trust and ALPS Distributors, Inc.(4)

	(2)	Form of Amendment to Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to the ALPS Equal Sector Weight ETF.(3)

	(3)	Form of Participant Agreement.(2)

	(4)	Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

	(5)	Form of Amendment to Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to Jefferies | TR/J CRB Natural Gas Equity ETF and Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF.(7)

	(6)	Form of Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to Alerian MLP ETF.(10)

	(7)	Form of Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to RiverFront Strategic Income Fund (to be filed by subsequent amendment).

	(8)	Form of Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

	(9)	Form of Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to the Sector Dividend Dogs ETF.(13)

	(10)	Form of Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to the VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF (to be filed by subsequent amendment).

	(11)	Form of Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF and ALPS/GS Risk-Adjusted Return US Large Cap Index ETF.(14)

	(12)	Form of Amendment to Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to the VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and Velocity Shares Emerging Asia DR ETF (to be filed by subsequent amendment).

	(13)	Form of Amendment to Distribution Agreement between the Trust and ALPS Distributors, Inc. with respect to the NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund (to be filed by subsequent amendment).

(f)		None.

(g)	(1)	Custody Agreement between the Trust and The Bank of New York.(4)

(2)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York with respect to the ALPS Equal Sector Weight ETF.(3)

(3)	Foreign Custody Manager Agreement between the Trust and The Bank of New York.(4)

(4)	Amendment to Custody Agreement between the Trust and The Bank of New York with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

(5)	Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

(6)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF and the RiverFront Strategic Income Fund.(10)

(7)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF and the RiverFront Strategic Income Fund.(10)

(8)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF.(13)

	(9)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF.(13)

	(10)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF, ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, VelocityShares Tail Risk Hedged Large Cap ETF, VelocityShares Volatility Hedged Large Cap ETF, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund and U.S. Equity High Volatility Put Write Index Fund.(14)4.

	(11)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF, ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, VelocityShares Tail Risk Hedged Large Cap ETF, VelocityShares Volatility Hedged Large Cap ETF, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund and U.S. Equity High Volatility Put Write Index Fund.(14)

(h)	(1)	Administration Agreement between the Trust and ALPS Fund Services, Inc.(4)

	(2)	Form of Amendment to Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Equal Sector Weight ETF.(3)

	(3)	Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

	(4)	Form of Amendment to Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Jefferies | TR/J CRB Natural Gas Equity ETF and Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF.(7)

	(5)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Alerian MLP ETF.(10)

(6)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the RiverFront Strategic Income Fund (to be filed by subsequent amendment).

(7)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

(8)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Sector Dividend Dogs ETF.(13)

(9)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF (to be filed by subsequent amendment).

(10)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF and ALPS/GS Risk-Adjusted Return US Large Cap Index ETF.(14)

(11)	Form of Amendment to Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and Velocity Shares Emerging Asia DR ETF (to be filed by subsequent amendment).

(12)	Form of Amendment to Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund (to be filed by subsequent amendment).

(13)	Transfer Agency Services Agreement between the Trust and The Bank of New York.(4)

(14)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York with respect to the ALPS Equal Sector Weight ETF.(3)

(15)	Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

(16)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF and the RiverFront Strategic Income Fund.(10)

(17)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF.(13)

(19)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF, ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, VelocityShares Tail Risk Hedged Large Cap ETF, VelocityShares Volatility Hedged Large Cap ETF, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund and U.S. Equity High Volatility Put Write Index Fund.(14)

(20)	Fund Accounting Agreement between the Trust and The Bank of New York.(4)

(21)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York with respect to the ALPS Equal Sector Weight ETF.(3)

(22)	Amendment to Fund Accounting Agreement between the Trust and The Bank of New York with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund.(7)

(23)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF and the RiverFront Strategic Income Fund.(10)

	(24)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF.(13)

	(25)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF and ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, VelocityShares Tail Risk Hedged Large Cap ETF, VelocityShares Volatility Hedged Large Cap ETF, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund and U.S. Equity High Volatility Put Write Index Fund. (14)

(i)	(1)	Opinion and Consent of Dechert LLP with respect to the Cohen & Steers Global Realty Majors ETF, ALPS Equal Sector Weight ETF, Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF and Alerian MLP ETF.(12)

	(2)	Opinion and Consent of Dechert LLP with respect to the RiverFront Strategic Income Fund (to be filed by subsequent amendment).

	(3)	Opinion and Consent of Dechert LLP with respect to U.S. Equity High Volatility Put Write Index Fund (to be filed by subsequent amendment).

	(4)	Opinion and Consent of Dechert LLP with respect to Sector Dividend Dogs ETF.(13)

	(5)	Opinion and Consent of Dechert LLP with respect to the VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF (to be filed by subsequent amendment).

	(6)	Opinion and Consent of Dechert LLP with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF and ALPS/GS Risk-Adjusted Return US Large Cap Index ETF.(14)

	(7)	Opinion and Consent of Dechert LLP with respect to the VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and Velocity Shares Emerging Asia DR ETF (to be filed by subsequent amendment).

(j)	(1)	Consent of independent registered public accounting firm with respect to the Cohen & Steers Global Realty Majors ETF, ALPS Equal Sector Weight ETF, Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Energy Wildcatters Exploration & Production Equity ETF and Alerian MLP ETF.(12)

(k)		Not applicable.

(l)		Not applicable.

(m)		Not applicable.

(n)		Not applicable.

(p)	(1)	Code of Ethics for the Trust.(2)

	(2)	Code of Ethics for ALPS Holdings, Inc. (includes ALPS Advisors, Inc. and ALPS Distributors, Inc., each a subsidiary of ALPS Holdings, Inc.) revised as of May 1, 2010.(11)

	(3)	Code of Ethics for WisdomTree Asset Management, Inc. (to be filed by subsequent amendment).

	(4)	Code of Ethics for Riverfront Investment Group, LLC (to be filed by subsequent amendment).

	(5)	Code of Ethics for Rich Investment Solutions, LLC (to be filed by subsequent amendment).

(q)		Powers of Attorney for Mary K. Anstine, Jeremy W. Deems, and Rick A. Pederson.(3)

(1)	Previously filed as an exhibit to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 23, 2008.
(2)	Previously filed as an exhibit to the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on May 1, 2008.
(3)	Previously filed as an exhibit to the Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 13, 2009.
(4)	Previously filed as an exhibit to the Post-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on April 29, 2009.
(5)	Previously filed as an exhibit to the Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on June 23, 2009.
(6)	Previously filed as an exhibit to the Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on September 10, 2009.
(7)	Previously filed as an exhibit to the Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on December 15, 2009.
(8)	Previously filed as an exhibit to the Post-Effective Amendment No. 14 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on February 22, 2010.

`(9)	Previously filed as an exhibit to the Post-Effective Amendment No. 18 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on April 30, 2010.
(10)	Previously filed as an exhibit to the Post-Effective Amendment No. 23 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on August 10, 2010.
(11)	Previously filed as an exhibit to the Post-Effective Amendment No. 31 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on April 29, 2011.
(12)	Previously filed as an exhibit to the Post-Effective Amendment No. 63 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 29, 2012.
(13)	Previously filed as an exhibit to the Post-Effective Amendment No. 79 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on June 26, 2012.
(14)	Previously filed as an exhibit to the Post-Effective Amendment No. 119 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on December 14, 2012.

Item 29.	Persons Controlled by or under Common Control with Registrant.

None.

Item 30.	Indemnification.

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to a Declaration of Trust, dated September 13, 2007 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(a) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b) “Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of Investment Advisers

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Edmund J. Burke	Director	President and Director, ALPS Holdings, Inc. and Director, ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc. and FTAM Distributors, Inc.	Fund Servicing
Thomas A. Carter	President, Director	See Trustee and Officer Table in the SAI	Fund Servicing
Jeremy O. May	Executive Vice President, Director	President and Director, ALPS Fund Services, Inc., Executive Vice President and Director, ALPS Holdings, Inc. and Director, ALPS Distributors	Fund Servicing
Michael Akins	Senior Vice President, Index Management	Not Applicable	Not Applicable
Tané T. Tyler	Senior Vice President, General Counsel, Assistant Secretary	See Trustee and Officer Table in the SAI	Fund Servicing
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	Senior Vice President CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Corey Dillon	Senior Vice President, Director of Institutional Advisory Services	Not Applicable	Not Applicable
Jeremy Held	Senior Vice President, Director of Research	Not Applicable	Not Applicable
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	Not Applicable	Not Applicable
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	Not Applicable	Not Applicable
Kenneth V. Hager	Vice President, Treasurer & Asst. Secretary	Not Applicable	Not Applicable
Mark T. Haley	Vice President	Not Applicable	Not Applicable
Erin E. Douglas	Vice President, Senior Associate Counsel	Vice President, Senior Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing

JoEllen L. Legg	Vice President, Senior Associate Counsel	Vice President, Senior Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
Paul F. Leone	Vice President, Assistant General Counsel	Vice President, Assistant General Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
David T. Buhler	Vice President, Associate Counsel	Vice President, Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
Rhonda A. Mills	Vice President, Associate Counsel	Vice President, Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
Eric Parsons	Vice President, Controller, Assistant Treasurer	Vice President, Assistant Treasurer and Controller, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Patrick Buchanan	Vice President, Advisory Operations	See Trustee and Officer Table in the SAI	Not Applicable
Randall D. Young	Secretary	Not Applicable	Not Applicable
Gregg Wm. Givens	Assistant Treasurer	Not Applicable	Not Applicable

* The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

WISDOMTREE ASSET MANAGEMENT, INC.

Name*	Position with WisdomTree Asset Management, Inc.	Other Business Connections	Type of Business
Jonathan Steinberg	President, (Principal Executive Officer) and Trustee	None	N/A

Amit Muni	Chief Financial Officer	None	N/A
Richard Morris	General Counsel, Chief Legal Officer	None	N/A

* The principal business address for each of the WisdomTree Asset Management, Inc. representatives is: 380 Madison Avenue, 21st Floor, New York, NY 10017.

RIVERFRONT INVESTMENTS, LLC

Name*	Position with RiverFront Investments LLC	Other Business Connections	Type of Business
Paul Michael Jones, CFA	Chief Investment Officer, Founding Partner	None	N/A
Rod Smyth	Chief Investment Strategist, Founding Partner	Virginia Retirement System (VRS) – Chairman, Investment Advisory Committee	Financial Services
Doug Sandler, CFA	Chief Equity Officer, Founding Partner	None	N/A
Peter J. Quinn, Jr	Chief Operating Officer, Founding Partner	Virginia Business Bank (VBB) – Board Member	Financial Services
Timothy Anderson, CFA	Chief Fixed Income Strategist, Partner	None	N/A
Samuel Turner, CMT	Director Large Cap Portfolio Management, Partner	None	N/A
Paul Louie	Director Small/Mid Cap Portfolio Management, Partner	None	N/A
William Ryder, CFA, CMT	Director of Quantitative Strategy, Partner	None	N/A
Marc Cheatham	Director Technology & Operations, Partner	None	N/A
Chris Konstantinos	Portfolio Risk Manager	None	N/A

*The principal business address for each of the RiverFront representatives is: 9011 Arboretum Parkway, Suite 110, Richmond, VA 23236.

RICH INVESTMENT SOLUTIONS, LLC

Name*	Position with Rich Investment Solutions, LLC	Other Business Connections	Type of Business
Kevin Rich	President and Chief Compliance Officer	None	Investment Advisory
Jeff Klearman	Chief Investment Officer	None	Investment Advisory

*The principal business address for Rich Investment Solutions, LLC is 845 Third Avenue, 6th Floor, New York, NY 10022.

Item 32.	Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: Ameristock Mutual Fund, Inc., Arbitrage Funds, AQR Funds, BBH Trust, Bennett Group of Funds, BLDRS Index Funds Trust, BPV Family of Funds, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Columbia ETF Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, The Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, Drexel Hamilton Investment Partners LLC, EGA Global Shares Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, GLG Investment Series Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Mairs and Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust II, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds, Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Select Sector SPDR Trust, Stonebridge Funds Trust, Stone Harbor Investment Funds, Tilson Investment Trust, Transparent Value Trust, db-X Exchange-Traded Funds Inc., Trust for Professional Managers, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Thomas A. Carter	President, Director	President, Trustee, Chairman
Jeremy O. May	Executive Vice President, Director	None

Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director – Investments	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Tané T. Tyler	Senior Vice President, Assistant Secretary, General Counsel	Secretary
Kenneth V. Hager	Vice President, Treasurer and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None
Jeff Brainard	Vice President, Regional Sales Manager	None
Paul F. Leone	Vice President, Assistant General Counsel	None
Erin E. Douglas	Vice President, Senior Associate Counsel	None
JoEllen Legg	Vice President, Senior Associate Counsel	None
David T. Buhler	Vice President, Associate Counsel	None
Rhonda A. Mills	Vice President, Associate Counsel	None
Randall D. Young	Secretary	None
Gregg Wm. Givens	Assistant Treasurer	None

* The principal business address for each of the above directors and executive officers is: 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (2) ALPS Advisors, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado 80203; (3) The Bank of New York, 101 Barclay Street, New York, New York 10286; (4) WisdomTree Asset Management, Inc. 380 Madison Avenue, 21st Floor, New York, NY 10017; (5) RiverFront Investments, LLC9011 Arboretum Parkway, Suite 110, Richmond, VA 23236; and (6) Rich Investment Solutions, LLC, 845 Third Avenue, 6th Floor, New York, NY 10022.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 122 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on the 21st day of December, 2012.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Mary K. Anstine	Trustee	December 21, 2012
Mary K. Anstine*

/s/ Jeremy W. Deems	Trustee	December 21, 2012
Jeremy W. Deems*

/s/ Rick A. Pederson	Trustee	December 21, 2012
Rick A. Pederson*

/s/ Thomas A. Carter	Trustee and President	December 21, 2012
Thomas A. Carter

/s/ Patrick D. Buchanan	Treasurer	December 21, 2012
Patrick D. Buchanan

*Signature affixed by Tané T. Tyler pursuant to a power of attorney dated December 8, 2008.

EXHIBIT INDEX

Exhibits

None.